UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	June 17, 2008

NUGGET RESOURCES, INC.
(Exact name of registrant as specified in its chapter)
NEVADA	333-132648	71-1049972
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1914 Cordova Road, Suite 116, Fort Lauderdale, FL		33316
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(954) 828-9143

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

(   )   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

(   )   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )   Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

(   )   Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

Effective immediately, the head office of the Registrant has been moved to:

1914 Cordova Road, Suite 116

Fort Lauderdale, FL   33316

Tel:  954-828-9143

Fax:  954-252-2103

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUGGET RESOURCES, INC.

Date :  June 17, 2008

By :

/s/  Matthew Markin

Matthew Markin,

President